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                                                                   EXHIBIT 10.25

                                    EXHIBIT A

                                SECOND AMENDMENT
                                       TO
                          AT&T WIRELESS SERVICES, INC.
              DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

      This Amendment is made to the AT&T Wireless Services, Inc. Deferred Compensation Plan for Non-Employee Directors, effective September 1, 2001 (the "Plan"). All terms defined in the Plan shall have the same meanings when used herein. This Amendment shall be effective November 19, 2002. All provisions of the Plan not amended by this Amendment shall remain in full force and effect.

      THE DEFINITION IN SECTION 2.20 ("DIRECTORS FEES") IS AMENDED TO READ IN ITS ENTIRETY, AS FOLLOWS:

            "Directors' Fees" means the annual retainer or additional retainer paid to a Participant for a Deferral Year, and also means additional amounts paid to a Participant for participation in meetings of the Board of Directors (including committees thereof) during a Deferral Year, regardless of whether paid in cash or in the form of AWS Stock.

      The Company has caused this Amendment to be executed on the date indicated below.

                                            AT&T WIRELESS SERVICES, INC.


Dated:                                      By
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                                              Its
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